Exhibit 10.5

                               ARTICLES OF MERGER
                            NEW JERSEY MINING COMPANY
                          GOLD RUN GULCH MINING COMPANY

(1)  Merger of New Jersey Mining Company and Gold Run Gulch Mining Company

     According to these Articles Of Merger, New Jersey Mining Company and Gold Run Gulch Mining Company, both Idaho Corporations, hereby merge with New Jersey Mining Company being the surviving corporation.

    (a)  Plan of Merger

         The Board of Directors of New Jersey Mining Company approved an exchange offer on August 21, 2002 whereby shareholders of Gold Run Gulch Mining Company would be offered 0.875 shares of the common stock of New Jersey Mining Company for each share of common stock of Gold Run Gulch Mining Company The Board of Directors of Gold Run Gulch Mining Company approved the exchange offer and recommended that their shareholders accept the exchange offer.

         On September 10, 2002, New Jersey Mining Company and Gold Run Gulch Mining Company approved a merger agreement which involved Gold Run Gulch Mining Company delivering all of its assets to New Jersey Mining Company in exchange for stock with 0.875 of a share of New Jersey Mining Company common stock being exchanged for each share of common stock of Gold Run Gulch Mining Company, with New Jersey Mining Company to be the surviving corporation. The merger agreement was contingent upon the approval of shareholders of Gold Run Gulch Mining Company

    (b)  Shareholder Approval

         The approval of the shareholders of Gold Run Gulch Mining Company was necessary to merge with New Jersey Mining Company. The approval of the shareholders of New Jersey Mining Company was not necessary under 30-1-1103 (7), however the majority shareholder of New Jersey Mining Company, who holds more than 50% of the outstanding shares of common stock, approved the merger.

    (c)  Approval by Shareholders of Gold Run Gulch Mining Company

         (i)  Description of Outstanding Shares

              Gold Run Gulch Mining Company has 3,000,000 shares of common stock authorized, and 2,190,000 shares were issued when the merger vote was held at a Special Meeting of Gold Run Gulch Mining Company on October 15, 2002. There are no other classes of stock or shareholders of Gold Run Gulch Mining Company. The number of votes entitled to be cast on the merger proposal was 2,190,000.

         (ii) Results of the Vote

              The total number of votes cast for the merger plan was 1,460,500 (66.69% of the outstanding shares) by the shareholders of common stock of Gold Run Gulch Mining Company, and there were no dissenting or disputed votes. Therefore, the merger was approved by the shareholders of Gold Run Gulch Mining Company

(2)  Effective Merger Date

     The effective date of this merger of New Jersey Mining Company and Gold Run Gulch Mining Company is October 22, 2002.



By:   /s/ Fred W. Brackebusch             /s/ Harry Magnuson
      -------------------------------     -----------------------------
       Fred W. Brackebusch, President     Harry F. Magnuson, President
       New Jersey Mining Company          Gold Run Gulch Mining Company



Attest: /s/ Tina C. Brackebusch           /s/ Dennis O'Brien
        -----------------------------     -----------------------------
       Tina C. Brackebusch, Secretary     Dennis O'Brien, Secretary
       New Jersey Mining Company          Gold Run Gulch Mining Company


STATE OF IDAHO          )
                        )  ss.
County of Shoshone      )

On this 22nd day of October, in the year 2002, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared FRED W. BRACKEBUSCH, known to me to be the President of NEW JERSEY MINING COMPANY, the corporation that executed the within Articles of Merger, and acknowledged to me that he executed the same for and on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate above written.

/s/ Linda K. Wombolt
------------------------------------------
Notary Public in and for the State of Idaho
Residing at: Wardner
Commission expires: 11/05/06



STATE OF IDAHO          )
                        )  ss.
County of Shoshone      )

On this 27th day of October, in the year 2002, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared HARRY F. MAGNUSON, known to me to be the President of Gold Run Gulch Mining Company, the corporation that executed the within Articles of Merger, and acknowledged to me that he executed the same for and on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate above written.

/s/ Teresa M. Carlson
-------------------------------------------
Notary Public in and for the State of Idaho
Residing at: Osburn
Commission expires: 11/25/2008